SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 23, 2014

One Horizon Group, Inc.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On January 23, 2014, One Horizon Group, Inc. (the “Company”) posted an investor presentation and a corporate profile to the Investors section of its website at the following address: http://ir.onehorizongroup.com/presentations . The Company intends to use such materials in meetings with current and potential investors. Copies of the investor presentation and the corporate profile are attached hereto as Exhibit 99.1and Exhibit 99.2, respectively. Such materials shall not be considered as an offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction where the offer or sale is not permitted. In addition, such materials shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

Exhibit No.	Description

99.1	One Horizon Group, Inc. Investor Presentation

99.2	One Horizon Group, Inc. Corporate Profile

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: January 24, 2014	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer